UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 8, 2015

Citigroup Commercial Mortgage Trust 2015-GC35

(Exact name of issuing entity)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.

Rialto Mortgage Finance, LLC

FCRE REL, LLC

(Exact name of sponsors as specified in their charters)

Delaware	333-189017-12	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

390 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.           Other Events.

On December 8, 2015, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2015 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), C-III Asset Management LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2015-GC35, Commercial Mortgage Pass-Through Certificates, Series 2015-GC35 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ, Class C, Class D and Class X-D Certificates (collectively, the “Public Certificates”) and (ii) the Class E, Class F, Class G, Class H and Class R (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,015,375,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Goldman, Sachs & Co. (“GS&Co”), Deutsche Bank Securities Inc. (“Deutsche”) and Drexel Hamilton, LLC (“Drexel”, and together with Citigroup, GS&Co. and Deutsche, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of November 24, 2015 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup and GS&Co. are acting as co-lead managers, and Deutsche and Drexel are acting as co-managers, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated November 13, 2015, as supplemented by the Prospectus Supplement, dated November 24, 2015 (the “Prospectus Supplement”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1.

All of the Private Certificates, having an aggregate initial principal amount of $89,796,053, were sold to Citigroup, GS&Co., Deutsche and Drexel (collectively with Citigroup, GS&Co. and Deutsche, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of November 24, 2015, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2015-GC35 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 64 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 93 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2015 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2015 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2015 (the “Rialto Mortgage Loan Purchase Agreement”), between the Depositor and Rialto, and (v) FCRE REL, LLC (“FCRE”), pursuant to a Mortgage Loan Purchase Agreement, dated as of

December 1, 2015 (the “FCRE Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement and the Rialto Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and FCRE. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as 590 Madison Avenue (the “590 Madison Avenue Mortgage Loan”) is part of a loan combination (the “590 Madison Avenue Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity, two pari passu companion loans (the “590 Madison Avenue Pari Passu Companion loans”) and one subordinate companion (the “590 Madison Avenue Subordinate Companion Loan”, and collectively with the 590 Madison Avenue Pari Passu Companion Loans, the “590 Madison Avenue Companion Loans”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 590 Madison Avenue Mortgage Loan Combination, (i) both the 590 Madison Avenue Pari Passu Companion Loan evidenced by note A-1 and the 590 Madison Avenue Subordinate Companion Loan are part of a mortgage pool backing the GS Mortgage Securities Trust 2015-590M, Commercial Mortgage Pass-Through Certificates, Series 2015-590M (the “GSMS 2015-590M Certificates”), and (ii) the 590 Madison Avenue Mortgage Loan Combination is being serviced pursuant to the trust and servicing agreement governing the issuance of the GSMS 2015-590M Certificates, dated as of November 10, 2015 (the “GSMS 2015-590M TSA”), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer (the “GSMS 2015-590M Servicer”), AEGON USA Realty Advisors, LLC, as special servicer (the “GSMS 2015-590M Special Servicer”), Wilmington Trust, National Association, as trustee (the “GSMS 2015-590M Trustee”), and Wells Fargo Bank, National Association, as certificate administrator. The GSMS 2015-590M Servicer and the GSMS 2015-590M Special Servicer are responsible for servicing the 590 Madison Avenue Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-590M Trustee is the mortgagee of record with respect to the 590 Madison Avenue Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 590 Madison Avenue Companion Loans are generally governed by a co-lender agreement dated as of September 23, 2015 (the “590 Madison Avenue Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the 590 Madison Avenue Mortgage Loan Combination. The GSMS 2015-590M TSA and the 590 Madison Avenue Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.6, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as South Plains Mall (the “South Plains Mall Mortgage Loan”) is part of a loan combination (the “South Plains Mall Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and two pari passu companion loans (each, a “South Plains Mall Companion Loan” and, collectively, the “South Plains Mall Companion Loans”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the South Plains Mall Mortgage Loan Combination, (i) the South Plains Mall Companion Loan evidenced by the controlling promissory note A-1 is part of a mortgage pool backing the GS Mortgage Securities Trust 2015-GS1, Commercial Mortgage Pass-Through Certificates, Series 2015-GS1 (the “GSMS 2015-GS1 Certificates”), and (ii) the South Plains Mall Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2015-GS1 Certificates, dated as of November 1, 2015 (the “GSMS 2015-GS1 PSA”), between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “GSMS 2015-GS1 Master Servicer”), Wells Fargo Bank, National Association, as special servicer (the “GSMS 2015-GS1 Special Servicer”), Situs Holdings, LLC, as

operating advisor, Wilmington Trust, National Association, as trustee (the “GSMS 2015-GS1 Trustee”), and Wells Fargo Bank, National Association, as certificate administrator. The GSMS 2015-GS1 Master Servicer and the GSMS 2015-GS1 Special Servicer are responsible for servicing the South Plains Mall Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GS1 Trustee is the mortgagee of record with respect to the South Plains Mall Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the South Plains Mall Companion Loans are generally governed by a co-lender agreement dated as of December 1, 2015 (the “South Plains Mall Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the South Plains Mall Mortgage Loan Combination. The GSMS 2015-GS1 PSA and the South Plains Mall Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.7, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Westin Boston Waterfront (the “Westin Boston Waterfront Mortgage Loan”) is part of a loan combination (the “Westin Boston Waterfront Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and two pari passu companion loans (each, a “Westin Boston Waterfront Companion Loan” and, collectively, the “Westin Boston Waterfront Companion Loans”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Westin Boston Waterfront Mortgage Loan Combination, (i) the Westin Boston Waterfront Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the GSMS 2015-GS1 Certificates, and (ii) the Westin Boston Waterfront Mortgage Loan Combination is being serviced pursuant to the GSMS 2015-GS1 PSA. The GSMS 2015-GS1 Master Servicer and the GSMS 2015-GS1 Special Servicer are responsible for servicing the Westin Boston Waterfront Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GS1 Trustee is the mortgagee of record with respect to the Westin Boston Waterfront Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Westin Boston Waterfront Companion Loans are generally governed by a co-lender agreement dated as of December 1, 2015 (the “Westin Boston Waterfront Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the Westin Boston Waterfront Mortgage Loan Combination. The Westin Boston Waterfront Co-Lender Agreement is attached hereto as Exhibit 4.8.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Harbor Pointe Apartments (the “Harbor Pointe Apartments Mortgage Loan”) is part of a loan combination (the “Harbor Pointe Apartments Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (the “Harbor Pointe Apartments Companion Loan”) that is held outside the issuing entity, all of which are secured by the same mortgage encumbering the same mortgaged property. The Harbor Pointe Apartments Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Harbor Pointe Apartments Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Harbor Pointe Apartments Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Harbor Pointe Apartments Companion Loan are generally governed by a co-lender agreement dated as of December 1, 2015 (the “Harbor Pointe Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the Harbor Pointe Apartments Mortgage Loan Combination. The Harbor Pointe Co-Lender Agreement is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Illinois Center (the “Illinois Center Mortgage Loan”) is part of a loan combination (the “Illinois Center Loan Combination”) comprised of the subject Mortgage Loan included in the Issuing Entity and two pari passu companion loans (each, a “Illinois Center Companion Loan” and, collectively, the “Illinois Center Companion Loans”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the Illinois Center Loan Combination, (i) the Illinois Center Companion Loan evidenced by the controlling promissory note A-1 is part of a mortgage pool backing the Citigroup Commercial Mortgage Trust 2015-GC33, Commercial Mortgage Pass-Through Certificates, Series 2015-GC33 (the “CGCMT 2015-GC33 Certificates”), (ii) the Illinois Center Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the CGCMT 2015-GC33 Certificates, dated as of September 1, 2015 (the “CGCMT 2015-GC33 PSA”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer (the “CGCMT 2015-GC33 Master Servicer”), LNR Partners, LLC, as special servicer (the “CGCMT 2015-GC33 Special Servicer”), Deutsche Bank Trust Company Americas, as trustee (the “CGCMT 2015-GC33 Trustee”), Citibank, N.A., as certificate administrator, and Situs Holdings, LLC, as operating advisor. The CGCMT 2015-GC33 Master Servicer and the CGCMT 2015-GC33 Special Servicer are responsible for servicing the Illinois Center Loan Combination and administering the related mortgaged property, and the CGCMT 2015-GC33 Trustee is the mortgagee of record with respect to the Illinois Center Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Illinois Center Companion Loans are generally governed by a co-lender agreement dated as of September 1, 2015 (the “the Illinois Center Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the Illinois Center Loan Combination. The CGCMT 2015-GC33 PSA and the Illinois Center Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.10, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as 750 Lexington Avenue (the “750 Lexington Avenue Mortgage Loan”) is part of a loan combination (the “750 Lexington Avenue Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (the “750 Lexington Avenue Companion Loan”) that is held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same mortgaged property. With respect to the 750 Lexington Avenue Mortgage Loan Combination, (i) the 750 Lexington Avenue Companion Loan evidenced by the controlling promissory note A-1 is part of a mortgage pool backing the GS Mortgage Securities Trust 2015-GC34, Commercial Mortgage Pass-Through Certificates, Series 2015-GC34 (the “GSMS 2015-GC34 Certificates”), and (ii) the 750 Lexington Avenue Mortgage Loan Combination is being serviced pursuant to the pooling and servicing agreement governing the issuance of the GSMS 2015-GC34 Certificates, dated as of October 1, 2015 (the “GSMS 2015-GC34 PSA”), between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer (the “GSMS 2015-GC34 Master Servicer”), Midland Loan Services, a Division of PNC Bank, National Association, as special servicer (the “GSMS 2015-GC34 Special Servicer”), Pentalpha Surveillance LLC, as operating advisor, U.S. Bank National Association, as trustee (the “GSMS 2015-GC34 Trustee”) and as certificate administrator. The GSMS 2015-GC34 Master Servicer and the GSMS 2015-GC34 Special Servicer are responsible for servicing the 750 Lexington Avenue Mortgage Loan and administering the related mortgaged property, and the GSMS 2015-GC34 Trustee is the mortgagee of record with respect to the 750 Lexington Avenue Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the 750 Lexington Avenue Companion Loans are generally governed by a co-lender agreement dated as of October 1, 2015 (the “750 Lexington Avenue Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the 750 Lexington Avenue Mortgage Loan Combination. The GSMS 2015-GC34 PSA and the 750 Lexington Avenue Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.11, respectively.

The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as Anchorage Marriott Downtown (the “Anchorage Marriott Downtown Mortgage Loan”) is part of a loan combination (the “Anchorage Marriott Downtown Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (the “Anchorage Marriott Downtown Companion Loan”) that is held outside the issuing entity, all of which are secured by the same mortgage encumbering the same mortgaged property. The Anchorage Marriott Downtown Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the Anchorage Marriott Downtown Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the Anchorage Marriott Downtown Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the Anchorage Marriott Downtown Companion Loan are generally governed by a co-lender agreement dated as of December 1, 2015 (the “Anchorage Marriott Downtown Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the Anchorage Marriott Downtown Mortgage Loan Combination. The Anchorage Marriott Downtown Co-Lender Agreement is attached hereto as Exhibit 4.12.

The Mortgage Loan secured by the portfolio of mortgaged properties identified on Annex A to the Prospectus Supplement as Hammons Hotel Portfolio (the “Hammons Hotel Portfolio Mortgage Loan”) is part of a loan combination (the “Hammons Hotel Portfolio Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and three pari passu companion loans (each, a “Hammons Hotel Portfolio Companion Loan” and, collectively, the “Hammons Hotel Portfolio Companion Loans”) that are held outside the issuing entity, all of which are secured by the same mortgage or deed of trust encumbering the same portfolio of mortgaged properties. With respect to the Hammons Hotel Portfolio Loan Combination, (i) the Hammons Hotel Portfolio Companion Loan evidenced by the controlling promissory note A-1 is part of the mortgage pool backing the CGCMT 2015-GC33 Certificates, (ii) the Hammons Hotel Portfolio Loan Combination is being serviced pursuant to the CGCMT 2015-GC33 PSA. The CGCMT 2015-GC33 Master Servicer and the CGCMT 2015-GC33 Special Servicer are responsible for servicing the Hammons Hotel Portfolio Loan Combination and administering the related mortgaged property, and the CGCMT 2015-GC33 Trustee is the mortgagee of record with respect to the Hammons Hotel Portfolio Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holders of the Hammons Hotel Portfolio Companion Loans are generally governed by a co-lender agreement dated as of September 1, 2015 (the “Hammons Hotel Portfolio Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the Hammons Hotel Portfolio Loan Combination. The Hammons Hotel Portfolio Co-Lender Agreement is attached hereto as Exhibit 4.13.

 The Mortgage Loan secured by the mortgaged property identified on Annex A to the Prospectus Supplement as JW Marriott Santa Monica Le Merigot (the “JW Marriott Santa Monica Le Merigot Mortgage Loan”) is part of a loan combination (the “JW Marriott Santa Monica Le Merigot Mortgage Loan Combination”) comprised of the subject Mortgage Loan included in the issuing entity and one pari passu companion loan (the “JW Marriott Santa Monica Le Merigot Companion Loan”) that is held outside the issuing entity, all of which are secured by the same mortgage encumbering the same mortgaged property. The JW Marriott Santa Monica Le Merigot Mortgage Loan Combination is being serviced pursuant to the Pooling and Servicing Agreement. The Master Servicer and the Special Servicer are responsible for servicing the JW Marriott Santa Monica Le Merigot Mortgage Loan and administering the related mortgaged property, and the Trustee is the mortgagee of record with respect to the JW Marriott Santa Monica Le Merigot Mortgage Loan. The relative rights and obligations of the Trustee on behalf of the Issuing Entity and the holder of the JW Marriott Santa Monica Le Merigot Companion Loan are

generally governed by a co-lender agreement dated as of December 1, 2015 (the “JW Marriott Santa Monica Le Merigot Co-Lender Agreement”), between the initial holders of the promissory notes evidencing the JW Marriott Santa Monica Le Merigot Mortgage Loan Combination. The JW Marriott Santa Monica Le Merigot Co-Lender Agreement is attached hereto as Exhibit 4.14.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, GSMC, Rialto and FCRE. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,597,663, were approximately $1,110,658,051. Of the expenses paid by the Depositor, approximately $338,280 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,159,382 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus Supplement, dated November 24, 2015 to the Prospectus, dated November January 13, 2015. The related registration statement (file no. 333-189017) was originally declared effective on August 29, 2013.

Item 9.01.          Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 1	Underwriting Agreement, dated as of November 24, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the GSMS 2015-590M Certificates, dated as of November 10, 2015, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GS1 Certificates, dated as of November 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.

Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-GC33 Certificates, dated as of September 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator, and Situs Holdings, LLC, as operating advisor.

Exhibit 4.5	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC34 Certificates, dated as of October 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, U.S. Bank National Association, as trustee and as certificate administrator.

Exhibit 4.6	Co-Lender Agreement, dated as of September 23, 2015, between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note B Holder, relating to the 590 Madison Avenue Mortgage Loan Combination.

Exhibit 4.7	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the South Plains Mall Mortgage Loan Combination.

Exhibit 4.8	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the Westin Boston Waterfront Mortgage Loan Combination.

Exhibit 4.9	Co-Lender Agreement, dated as of December 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Harbor Pointe Apartments Mortgage Loan Combination.

Exhibit 4.10	Co-Lender Agreement, dated as of September 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-3 Holder, relating to the Illinois Center Loan Combination.

Exhibit 4.11	Co-Lender Agreement, dated as of October 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 750 Lexington Avenue Mortgage Loan Combination.

Exhibit 4.12	Co-Lender Agreement, dated as of December 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Anchorage Marriott Downtown Mortgage Loan Combination.

Exhibit 4.13	Co-Lender Agreement, dated as of September 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder, relating to the Hammons Hotel Portfolio Loan Combination.

Exhibit 4.14	Co-Lender Agreement, dated as of December 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the JW Marriott Santa Monica Le Merigot Mortgage Loan Combination.

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 8, 2015.

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 8, 2015 (included as part of Exhibit 5).

Exhibit 10.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.2	Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.3	Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 10.4	Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between FCRE REL, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which FCRE REL, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 8, 2015 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2015	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice Title: President

CGCMT 2015-GC35 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement, dated as of November 24, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, and Citigroup Global Markets Inc., Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Drexel Hamilton, LLC, as underwriters.	(E)

4.1	Pooling and Servicing Agreement, dated as of December 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee.	(E)

4.2	Trust and Servicing Agreement governing the issuance of the GSMS 2015-590M Certificates, dated as of November 10, 2015, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.	(E)

4.3	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GS1 Certificates, dated as of November 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Situs Holdings, LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator.	(E)

4.4

Pooling and Servicing Agreement governing the issuance of the CGCMT 2015-GC33 Certificates, dated as of September 1, 2015, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Deutsche Bank Trust Company Americas, as trustee, Citibank, N.A., as certificate administrator, and Situs Holdings, LLC, as operating advisor.

(E)

4.5	Pooling and Servicing Agreement governing the issuance of the GSMS 2015-GC34 Certificates, dated as of October 1, 2015, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor, U.S. Bank National Association, as trustee and as certificate administrator.	(E)

4.6	Co-Lender Agreement, dated as of September 23, 2015, between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note B Holder, relating to the 590 Madison Avenue Mortgage Loan Combination.	(E)

4.7	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the South Plains Mall Mortgage Loan Combination.	(E)

4.8	Co-Lender Agreement, dated as of December 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, relating to the Westin Boston Waterfront Mortgage Loan Combination.	(E)

4.9	Co-Lender Agreement, dated as of December 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Harbor Pointe Apartments Mortgage Loan Combination.	(E)

4.10

Co-Lender Agreement, dated as of September 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-3 Holder, relating to the Illinois Center Loan Combination.

(E)

4.11	Co-Lender Agreement, dated as of October 1, 2015, by and between Citigroup Global Markets Realty Corp., as	(E)

Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the 750 Lexington Avenue Mortgage Loan Combination.

4.12	Co-Lender Agreement, dated as of December 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the Anchorage Marriott Downtown Mortgage Loan Combination.	(E)

4.13	Co-Lender Agreement, dated as of September 1, 2015, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-4 Holder, relating to the Hammons Hotel Portfolio Loan Combination.	(E)

4.14	Co-Lender Agreement, dated as of December 1, 2015, by and between Citigroup Global Markets Realty Corp., as Initial Note A-1 Holder, and Citigroup Global Markets Realty Corp., as Initial Note A-2 Holder, relating to the JW Marriott Santa Monica Le Merigot Mortgage Loan Combination.	(E)

5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 8, 2015.	(E)

8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 8, 2015 (included as part of Exhibit 5).	(E)

10.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between Citigroup Global Markets Realty Corp. and Citigroup Commercial Mortgage Securities Inc., pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.2	Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between Goldman Sachs Mortgage Company and Citigroup Commercial Mortgage Securities Inc., pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.3	Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between Rialto Mortgage Finance, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which Rialto Mortgage Finance, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.	(E)

10.4

Mortgage Loan Purchase Agreement, dated as of December 1, 2015, between FCRE REL, LLC and Citigroup Commercial Mortgage Securities Inc., pursuant to which FCRE REL, LLC sold certain mortgage loans to Citigroup Commercial Mortgage Securities Inc.

(E)

23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 8, 2015 (included as part of Exhibit 5).	(E)